                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ARROW ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

ARROW ELECTRONICS, INC.
25 HUB DRIVE
MELVILLE, NEW YORK 11747

[Arrow Electronics, Inc. Logo]

STEPHEN P. KAUFMAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                   April 4, 1997

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Arrow Electronics, Inc., which will be held on Wednesday, May 14, 1997 at 11:00 A.M., at the offices of The Chase Manhattan Corporation, 270 Park Avenue, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

     The matters scheduled to be considered at the meeting are the election of directors, proposed amendments to the Arrow Electronics, Inc. Stock Option Plan and the Arrow Electronics, Inc. Restricted Stock Plan increasing the number of shares of common stock issuable thereunder and making certain other modifications to the plans, proposals to adopt the Arrow Electronics, Inc. Non-Employee Directors Stock Option Plan and the Arrow Electronics, Inc. Non-Employee Directors Deferral Plan, and the ratification of the appointment of Arrow's auditors.

     The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting of Shareholders as being in the best interest of Arrow. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

     Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

                                          Sincerely yours,

                                                /s/ Stephen P. Kaufman

                                                 Stephen P. Kaufman
                                                 Chairman and Chief Executive
                                          Officer

                            ARROW ELECTRONICS, INC.
                                  25 HUB DRIVE
                            MELVILLE, NEW YORK 11747
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 14, 1997
                            ------------------------
                                                                   April 4, 1997

To the Shareholders of
  Arrow Electronics, Inc.:

     The Annual Meeting of Shareholders of Arrow Electronics, Inc., a New York corporation ("Arrow"), will be held at the offices of The Chase Manhattan Corporation, 270 Park Avenue, New York, New York, on May 14, 1997 at 11:00 A.M., prevailing local time, for the following purposes:

     1. To elect directors of Arrow for the ensuing year.

     2. To consider and act upon a proposal to amend the Arrow Stock Option Plan to increase the number of shares authorized to be issued pursuant to options awarded thereunder from 6,000,000 shares to 10,500,000 shares and to make certain other modifications to the plan.

     3. To consider and act upon a proposal to amend the Arrow Restricted Stock Plan to increase the number of shares authorized to be awarded thereunder from 1,480,000 shares to 1,980,000 shares and to make certain other modifications to the plan.

     4. To consider and act upon a proposal to adopt the Arrow Non-Employee Directors Stock Option Plan.

     5. To consider and act upon a proposal to adopt the Arrow Non-Employee Directors Deferral Plan.

     6. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as Arrow's independent auditors for the fiscal year ending December 31, 1997.

     7. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 27, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                                    Robert E. Klatell
                                                        Secretary

                                   IMPORTANT
     Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience, whether or not you plan to attend the meeting. The prompt return of proxies will assure a quorum and reduce solicitation expense.

                            ARROW ELECTRONICS, INC.

                                  25 HUB DRIVE

                            MELVILLE, NEW YORK 11747

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 14, 1997

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement, mailed to shareholders on April 4, 1997, is furnished in connection with the solicitation by the Board of Directors of Arrow Electronics, Inc., a New York corporation ("Arrow"), of proxies to be voted at the Annual Meeting of Shareholders to be held in New York, New York on May 14, 1997, and any adjournments thereof, for the purposes set forth in the accompanying notice. Each proxy will be voted with respect to all shares represented by it in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors and in favor of the actions described by the proxy. Any proxy may be revoked at any time prior to exercise by written notice to the Secretary of Arrow by the person giving the proxy.

     The cost of soliciting proxies will be borne by Arrow. Solicitation of proxies is being made by Arrow through the mail, in person, and by telephone. In addition to regular employees of Arrow who may engage in such solicitation, Arrow has retained D.F. King & Co., Inc. to assist in soliciting proxies at an anticipated cost not in excess of $11,000 plus expenses. Arrow will also request brokers and other nominees to forward soliciting materials to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their expenses in forwarding such materials.

     Only shareholders of record of Arrow's common stock at the close of business on March 27, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof. On March 27, 1997, Arrow had outstanding 49,538,629 shares of common stock.

     The following table sets forth certain information with respect to the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of Arrow as of March 27, 1997.

                     NAME AND ADDRESS                         NUMBER OF SHARES          PERCENT OF
                    OF BENEFICIAL OWNER                      BENEFICIALLY OWNED          CLASS(1)
-----------------------------------------------------------  ------------------         ----------
Oppenheimer Group, Inc.                                         9,625,876(2)                19.4%
Oppenheimer Tower
World Financial Center
New York, New York 10281

Pioneering Management Corporation                               5,100,200(3)                10.3%
60 State Street
Boston, Massachusetts 02109

Neuberger & Berman, LLC                                         4,149,258(4)                 8.4%
605 Third Avenue
New York, New York 10158-3698

Chieftain Capital Management, Inc.                              3,028,250(5)                 6.1%
12 East 49th Street
New York, New York 10017

---------------
(1) Percentage of beneficial ownership is calculated upon shares of common stock outstanding as of March 27, 1997.

(2) Based upon a Schedule 13G dated January 10, 1997 filed with the Securities and Exchange Commission and includes 9,389,566 shares beneficially owned by Oppenheimer Capital, a registered investment advisor.

(3) Based upon a Schedule 13G dated January 21, 1997 filed with the Securities and Exchange Commission and reflects sole voting power with respect to 5,100,200 shares, sole dispositive power with respect to 218,500 shares, and shared dispositive power with respect to 4,881,700 of the shares beneficially owned by Pioneering Management Corporation, a registered investment advisor.

(4) Based upon a Schedule 13G dated February 10, 1997 filed with the Securities and Exchange Commission and reflects shared power to make decisions whether to retain or dispose of such shares of many unrelated clients and includes sole voting power with respect to 1,006,750 shares and shared voting power with respect to 1,813,000 shares.

(5) Based upon a Schedule 13G dated February 6, 1997 filed with the Securities and Exchange Commission and reflects shared voting power and shared dispositive power with respect to the shares beneficially owned by Chieftain Capital Management, Inc., a registered investment advisor.

     At March 27, 1997, all executive officers and directors of Arrow as a group were the beneficial owners of 2,541,876 shares (5.1%), including 861,804 shares held by the Arrow Electronics Stock Ownership Plan, of which Mr. Stephen P. Kaufman, Mr. Robert E. Klatell, and Mr. John C. Waddell are the trustees, including shares allocated to the accounts of Messrs. Kaufman, Klatell, and Waddell (pursuant to certain regulations promulgated by the Securities and Exchange Commission, Messrs. Kaufman, Klatell, and Waddell may be deemed to have beneficial ownership of these shares by virtue of their shared power as trustees to vote such shares); options to purchase 1,270,382 shares granted under Arrow's Stock Option Plan or under stock option plans of companies acquired by Arrow and assumed by Arrow as part of the acquisition (of which 793,432 options are currently exercisable), including options to purchase 665,625 shares, 84,000 shares, 9,000 shares, 20,000 shares, 70,000 shares, and
82,499 shares granted to Mr. Kaufman, Mr. Klatell, Mr. Waddell, Mr. Carlo Giersch, Mr. Steven W. Menefee, and Mr. Robert S. Throop, respectively (of which 463,959 options, 69,000 options, 9,000 options, 10,002 options, 48,334 options, and 62,000 options, respectively, are currently exercisable); and 245,793 shares awarded under Arrow's Restricted Stock Plan (of which 129,843 shares have vested and are not forfeitable), including 47,500 shares, 36,475 shares, 1,018 shares, 5,700 shares, 55,750 shares, and 13,000 shares awarded to Messrs. Kaufman, Klatell, Waddell, Giersch, Menefee, and Throop, respectively (of which 36,750 shares, 28,525 shares, 93 shares, 750 shares, 37,250 shares, and 5,750 shares, respectively, have vested and are not forfeitable).

                             ELECTION OF DIRECTORS

     The entire Board of Directors of Arrow is to be elected, and those persons elected will hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. Persons receiving a plurality of the votes cast at the meeting will be elected directors. Consequently, any shares not voted (whether by abstention or broker non-votes) have no effect on the election of directors. Proxies in the enclosed form will be voted for the election as directors of the ten nominees named below. Management does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the accompanying proxy reserve the right to substitute another person of their choice when voting at the meeting or any adjournment thereof. All of the nominees are currently directors of Arrow and were elected at Arrow's last annual meeting, with the exception of Mr. Kelley, who was appointed by the Board of Directors on December 13, 1996.

                                                                            SHARES OF
                                                                          COMMON STOCK       PERCENTAGE
                                                                              OWNED              OF
                                                                          BENEFICIALLY       OUTSTANDING
                                POSITION WITH ARROW AND     DIRECTOR          AS OF            COMMON
         NAME           AGE       BUSINESS EXPERIENCE        SINCE       MARCH 27, 1997         STOCK
----------------------  ---   ----------------------------  --------     ---------------     -----------
Daniel W. Duval         60    President and Chief            1987               2,100              --%
                              Executive Officer of Robbins
                              & Myers, Inc., a
                              manufacturer of fluids
                              management systems, for more
                              than five years; director of
                              Robbins & Myers, Inc. and
                              National City Bank of
                              Dayton.

Carlo Giersch           59    Chief Executive Officer of     1990              75,700(1)           .2%
                              Spoerle Electronic, Arrow's
                              80% owned German affiliate,
                              for more than five years.

Stephen P. Kaufman      55    Chairman of the Board of Ar-   1983           1,574,929(2)          3.2%
                              row since May 1994 and
                              President and Chief
                              Executive Officer for more
                              than five years.

                                                                            SHARES OF
                                                                          COMMON STOCK       PERCENTAGE
                                                                              OWNED              OF
                                                                          BENEFICIALLY       OUTSTANDING
                                POSITION WITH ARROW AND     DIRECTOR          AS OF            COMMON
         NAME           AGE       BUSINESS EXPERIENCE        SINCE       MARCH 27, 1997         STOCK
----------------------  ---   ----------------------------  --------     ---------------        -----

Gaynor N. Kelley        65    Chairman of the Board and      1996                 500              --%
                              Chief Executive Officer of
                              The Perkin-Elmer
                              Corporation, an analytical
                              instruments and coating
                              systems company, for more
                              than five years ending June
                              1996; director of Hercules,
                              Inc., Alliant Techsystems,
                              Inc., and Northeast
                              Utilities.

Roger King              56    Director of Orient Overseas    1995                  --              --%
                              (International) Limited, an
                              investment holding company,
                              with investments principally
                              in integrated containerized
                              transportation businesses,
                              since 1992; Chairman and
                              Chief Executive Officer of
                              ODS System-Pro Holdings
                              Limited, a reseller of
                              computers and related
                              products and services, for
                              more than five years ending
                              February 1996.

Robert E. Klatell       51    Executive Vice President of    1989             993,044(2)            2%
                              Arrow since November 1995,
                              Senior Vice President for
                              more than five years prior
                              thereto, General Counsel and
                              Secretary for more than five
                              years, Chief Financial
                              Officer from January 1992
                              until April 1996, and
                              Treasurer for more than five
                              years prior to April 1996.

Karen Gordon Mills      43    President of MMP Group Inc.,   1994                 300              --%
                              a consulting firm, since
                              January 1993; prior thereto
                              Managing Director of E.S.
                              Jacobs & Company, an equity
                              investment business, for
                              more than five years;
                              director of Telex
                              Communications Inc., The
                              Scotts Company, and Triangle
                              Pacific Co.

Richard S. Rosenbloom   64    David Sarnoff Professor of     1992               2,500              --%
                              Business Administration at
                              Harvard Business School for
                              more than five years;
                              director of Executone
                              Information Systems, Inc.

                                                                            SHARES OF
                                                                          COMMON STOCK       PERCENTAGE
                                                                              OWNED              OF
                                                                          BENEFICIALLY       OUTSTANDING
                                POSITION WITH ARROW AND     DIRECTOR          AS OF            COMMON
         NAME           AGE       BUSINESS EXPERIENCE        SINCE       MARCH 27, 1997         STOCK
----------------------  ---   ----------------------------  --------     ---------------     -----------

Robert S. Throop        59    Vice President of Arrow        1994              97,347(3)           .2%
                              since March 1995; Chairman
                              and Chief Executive Officer
                              of Anthem Electronics, Inc.,
                              an electronics distributor
                              acquired by Arrow in
                              November 1994, for more than
                              five years ending December
                              1996; director of The Coast
                              Distribution System and The
                              Manitowoc Company, Inc.

John C. Waddell         59    Vice Chairman of the Board     1969             871,822(2)          1.8%
                              of Arrow since May 1994 and
                              Chairman of the Board for
                              more than five years prior
                              thereto.

---------------
(1) Includes shares owned individually, options to purchase shares granted under Arrow's Stock Option Plan, and shares awarded under Arrow's Restricted Stock Plan. See page 2.

(2) Includes shares owned individually, options to purchase shares granted under Arrow's Stock Option Plan, shares awarded under Arrow's Restricted Stock Plan, and shares held by Arrow's Stock Ownership Plan. See page 2.

(3) Includes shares owned individually, options to purchase shares granted under Arrow's Stock Option Plan, options to purchase shares granted under Anthem's stock option plans prior to the acquisition, shares awarded under Arrow's Restricted Stock Plan, and shares allocated under Arrow's Stock Ownership Plan. See page 2.

     The audit committee of the Board of Directors consists of Mr. Duval, Mr. Kelley, and Mr. King. The audit committee evaluates and reviews such matters as Arrow's accounting policies, reporting practices, internal audit function, and internal accounting controls. The committee also reviews the scope and results of the audit conducted by Arrow's independent auditors.

     The compensation committee of the Board of Directors consists of Mr. Rosenbloom, Mr. Duval, and Ms. Mills. The compensation committee approves the salaries and incentive compensation of senior managers, advises the Board generally with regard to other compensation and employee benefit matters, and approves stock option and restricted stock awards.

     The nominating committee of the Board of Directors consists of Ms. Mills, Mr. Duval, and Mr. Rosenbloom. Shareholder recommendations for nominees for membership on the Board of Directors will be considered by the nominating committee. Such recommendations may be submitted to the Secretary of Arrow, who will forward them to the chairman of the nominating committee.

     The charitable contributions committee of the Board of Directors consists of Mr. Waddell, Mr. Klatell, and Mr. Throop. The charitable contributions committee reviews community and civic programs and services of educational, environmental, health care, cultural, and other social organizations, and approves the charitable contributions to be made by the company.

     During 1996 there were six meetings of the Board of Directors, four meetings of the audit committee, five meetings of the compensation committee, seven meetings of the nominating committee, and two meetings of the charitable contributions committee. All directors attended 75% or more of the meetings of the Board of Directors and the committees on which they served.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation for the past three years of the Chief Executive Officer and each of the other four most highly compensated executive officers of the company (the "named executive officers").

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                         ANNUAL COMPENSATION              -----------------------
                             -------------------------------------------  RESTRICTED   SECURITIES
          NAME AND                                        OTHER ANNUAL       STOCK     UNDERLYING     ALL OTHER
     PRINCIPAL POSITION      YEAR  SALARY(1)   BONUS     COMPENSATION(2)  AWARD(S)(3)  OPTIONS(4)  COMPENSATION(5)
---------------------------- ----  --------  ----------  ---------------  -----------  ----------  ---------------
Stephen P. Kaufman,          1996  $700,000  $  689,500     $  39,625      $ 208,500     40,000(6)     $ 9,250
President and Chief          1995   649,045   1,039,250        50,375        167,500     25,000(7)       9,120
Executive Officer            1994   574,000     743,000        62,650        170,000     25,000          9,120

Carlo Giersch, Chief         1996   664,673          --            --        140,738     10,000             --
Executive Officer of         1995   698,178          --            --        125,625     10,000             --
Spoerle Electronic           1994   618,582          --            --             --         --             --

Robert S. Throop,            1996   527,000      37,500        25,688             --         --         14,200
Vice President(8)            1995   521,765     106,000        20,750        125,625     10,000          9,120
                             1994   595,391     231,498            --        340,000     20,000         16,145

Steven W. Menefee,           1996   353,533     185,000       107,856(9)     104,250     10,000          9,250
Senior Vice President        1995   360,712     310,000        81,400        125,625     45,000          9,120
                             1994   330,200     230,000        75,063        136,000     15,000          9,120

Robert E. Klatell,           1996   389,400     137,000        31,700        140,738     15,000          9,250
Executive Vice President     1995   369,400     192,200        43,713        125,625     15,000          9,120
                             1994   339,400     227,000        53,319        136,000     15,000          9,120

---------------
(1) Includes amounts deferred under retirement plans.

(2) Represents reimbursement of a portion of the tax liability incurred as a result of the vesting of restricted stock awards.

(3) Reflects, with respect to compensation in 1995, the fair market value as of the date of grant of stock awards granted in early 1996 in respect of employment during 1995. All of such awards vest in four annual installments of 25%, beginning one year after grant, and all awarded shares have dividend and voting rights equivalent to all shares of common stock. As of December 31, 1996, the aggregate number and value of unvested restricted stock awards held by Messrs. Kaufman, Giersch, Throop, Menefee, and Klatell were 11,750 ($622,750), 5,700 ($302,100), 8,000 ($424,000), 19,250 ($1,020,250), and
    8,700 ($461,100), respectively.

(4) Includes, with respect to compensation in 1995, stock options awarded in early 1996 in respect of employment during 1995.

(5) For 1996, includes a contribution by Arrow of $4,500 to Arrow's Stock Ownership Plan and a matching contribution by Arrow of $4,750 to Arrow's Savings Plan for each of Messrs. Kaufman, Throop, Menefee, and Klatell. In addition, for 1996, includes $4,950 of income imputed to Mr. Throop relating to group life insurance premiums paid by Arrow.

(6) Includes stock options awarded in early 1997 in respect of employment during 1996.

(7) Does not include options to purchase 500,000 shares of common stock granted to Mr. Kaufman in February 1995 as part of the entering into of a new employment agreement with Arrow. See "Employment Agreements" on page 13.

(8) Mr. Throop was Chairman and Chief Executive Officer of Anthem until December 1996. Reflects compensation received during 1994 pursuant to arrangements established by Anthem prior to its acquisition by Arrow. Does not include options to purchase 107,740 shares of Arrow common stock issued in 1994 in exchange for options to purchase Anthem common stock granted pursuant to Anthem's stock option plans prior to the acquisition.

(9) Does not include $118,308 paid to Mr. Menefee in connection with his relocation to California.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 1996 and in early 1997 in respect of employment during 1996 to the named executive officers.

                                        INDIVIDUAL GRANTS
                         ------------------------------------------------
                                       % OF
                                       TOTAL
                         NUMBER OF    OPTIONS                                  POTENTIAL REALIZABLE VALUE
                         SECURITIES   GRANTED                                     AT ASSIGNED RATES OF
                         UNDERLYING     TO                                      STOCK PRICE APPRECIATION
                          OPTIONS    EMPLOYEES   EXERCISE OR                       FOR OPTION TERM(3)
                          GRANTED    IN FISCAL   BASE PRICE    EXPIRATION    -------------------------------
          NAME            (#)(1)       YEAR       ($/SH)(2)       DATE             5%              10%
------------------------ ---------   ---------   -----------   ----------    --------------   --------------
Stephen P. Kaufman         25,000       2.7%       $52.125       12/13/06    $      855,125   $    2,133,625
                           15,000       1.6         58.125        2/25/07           423,075        1,190,175
Carlo Giersch              10,000       1.1         52.125       12/13/06           342,050          853,450
Robert S. Throop               --      --               --             --                --               --
Steven W. Menefee          10,000       1.1         52.125       12/13/06           342,050          853,450
Robert E. Klatell          15,000       1.6         52.125       12/13/06           513,075        1,280,175
All shareholders              N/A     N/A              N/A            N/A     1,670,722,444    4,234,201,166
                                                                  Various
                                                                  in 2006
All optionees             937,860     100           51.131       and 2007        33,011,734       80,973,895
All optionees value as a
  percent of all
  shareholders value          N/A     N/A              N/A            N/A                2%             1.9%

---------------
(1) All of such grants become exercisable in three annual installments, commencing on the date of grant (except for certain grants included in "All optionees," which become exercisable in three annual installments, commencing on the first anniversary of the date of grant) and expire 10 years after the date of grant.

(2) All at fair market value at date of grant.

(3) Represents gain that would be realized assuming the options were held for the entire ten-year option period and the stock price increased at annual compounded rates of 5% and 10%. Potential realizable values for shareholders are based on 50,126,686 shares outstanding at December 31, 1996 from a base price of $53 per share. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on overall market conditions and on the future performance of the company and its common stock. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information concerning the exercise of stock options during 1996 by each of the named executive officers and the year-end value of their unexercised options.

                                                                   NUMBER OF               VALUE OF
                                                                  UNEXERCISED            UNEXERCISED
                                                                  OPTIONS AT             IN-THE-MONEY
                                                                    FISCAL                OPTIONS AT
                                  SHARES                           YEAR-END            FISCAL YEAR-END
                                 ACQUIRED                       ---------------      --------------------
                                    ON            VALUE          EXERCISABLE/            EXERCISABLE/
            NAME                 EXERCISE      REALIZED(1)       UNEXERCISABLE          UNEXERCISABLE
----------------------------     --------      -----------      ---------------      --------------------
Stephen P. Kaufman                    --        $      --       398,959/376,666(2)   $9,155,625/3,303,332(2)
Carlo Giersch                         --               --         6,668/ 13,332          40,008/   79,992
Robert S. Throop                  18,200          618,478        58,667/ 23,832          921,889/ 324,293
Steven W. Menefee                     --               --        43,334/ 26,666          366,042/ 138,333
Robert E. Klatell                     --               --       114,000/ 20,000        3,229,250/ 120,000

---------------
(1) Represents the difference between the fair market value of the shares at date of exercise and the exercise price multiplied by the number of options exercised.

(2) Includes stock options awarded in early 1997 in respect of employment during 1996.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     A primary role of the compensation committee (the "committee") is to oversee compensation practices for Arrow's senior executive officers. The committee's responsibilities include the review of salaries, benefits, and other compensation of Arrow's senior managers and making recommendations to the full Board of Directors with respect to these matters. The committee is comprised entirely of Board members who are independent, non-employee directors of the company.

     The committee's primary objective in establishing compensation programs and levels for Arrow's key executive officers is to support Arrow's goal of maximizing the value of shareholders' interests in Arrow. To achieve this objective, the committee believes it is necessary to:

     -- Set levels of base compensation that will attract and retain superior executives in a highly competitive environment.

     -- Encourage long-term decision making that enhances shareholder value. The committee believes that this objective is promoted by emphasizing grants of stock options and restricted stock, thereby creating a direct link between shareholder value creation and executive compensation.

     -- Provide incentive compensation that varies directly with both company performance and individual contribution to that performance.

COMPONENTS OF COMPENSATION

  Base Salary

     The committee annually reviews each executive officer's base salary. The factors which influence committee determinations regarding base salary include: levels of pay among executives of the larger companies in the peer group reflected in the graph on page 12, internal pay equity considerations, level of responsibilities, prior experience, breadth of knowledge, and job performance. Such compensation is generally competitive with comparable jobs at comparable companies. For comparative purposes, the committee selects the larger companies in its peer group because Arrow is the largest company in the group. Levels of compensation for base salary of senior executive officers of Arrow are slightly above the median of the peer group. Arrow is significantly larger than all of the other companies except one that is included within the peer group. Arrow also has substantial sales outside North America, and only one other company included within the peer group has significant operations outside North America. Therefore, the committee believes that Arrow requires greater breadth of management, skills, and experience to manage successfully its larger and more complex businesses.

     In conducting its salary deliberations, the committee does not strictly tie senior executive base pay to a defined competitive standard. Rather, the committee elects to maintain flexibility in its decision making capacity so as to permit salary recommendations that best reflect the individual contributions made by the company's top executives. Each of the named executive officers has an employment agreement which provides for a minimum base salary. See page 13.

     The committee values highly Mr. Kaufman's breadth of knowledge and recognizes his significant contribution to the success of Arrow. In 1996, Mr. Kaufman's base salary was increased to

$700,000, in recognition of the continued growth in Arrow's sales and earnings and the further expansion of Arrow into strategic markets.

  Annual Incentives

     Arrow's Chief Executive Officer Performance Bonus Plan ("Chief Executive Bonus Plan"), which was adopted in 1994, provides for a performance-based bonus for Arrow's chief executive officer based upon target level earnings per share and target level return on shareholders' equity. The purpose of the Chief Executive Bonus Plan is to enable Arrow to motivate the chief executive officer to achieve strategic financial and operating objectives, reward his contribution toward improvement in financial performance as measured by the growth in earnings per share and/or growth in the return on equity of Arrow, provide the chief executive officer with an additional incentive to contribute to the success of Arrow and to offer a total compensation package that is competitive in the industry and includes a bonus component which is intended to qualify as performance-based compensation deductible to Arrow under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Chief Executive Bonus Plan sets forth a pre-established bonus formula and sets an annual performance goal pursuant to which the committee can objectively calculate the chief executive officer's potential annual cash bonus for each service year with Arrow. For 1996, Mr. Kaufman received a bonus payment of $689,500 under the Chief Executive Bonus Plan.

     Each year, for other executive officers of Arrow, the committee -- in consultation with management -- establishes short-term financial goals which relate to one or more indicators of corporate financial performance. For 1996, the short-term incentive award opportunity was contingent upon Arrow attaining prespecified levels of sales, profitability, and asset utilization.

     Incentive targets are established for participating executives under the Management Incentive Compensation Plan ("MICP") based on the participant's level and breadth of responsibility, potential contribution to the success of the company, and competitive considerations. The participant's actual award is determined at the end of the year based on Arrow's actual performance against the predetermined financial goals, as well as the attainment of specific individual goals or contributions to Arrow's success.

     Annual incentives of Messrs. Throop, Menefee, and Klatell reflect Arrow's attainment of predetermined financial goals and the level of achievement by Messrs. Throop, Menefee, and Klatell of the targets established under the MICP. The MICP awards earned by the named participating executive officers averaged 29% of their respective salaries, representing a range of 26% to 78% level of achievement of the goals.

  Long-Term Incentives

     Arrow reinforces the importance of producing satisfactory returns to shareholders over the long-term through the operation of its Stock Option Plan and its Restricted Stock Plan. Stock option and restricted stock awards provide executives with the opportunity to acquire an equity interest in Arrow and align the executive's interest with that of the shareholders to create shareholder value as reflected in growth in the price of Arrow's shares.

     Option exercise prices are equal to 100% of the fair market value of Arrow's shares on the date of option grant and are exercisable in three installments. This ensures that participants will derive benefits only as shareholders realize corresponding gains over an extended time period. Options have a maximum term of 10 years.

     Restricted stock is granted to participants in order to help foster a shareholder perspective among the participants. A long-term focus is encouraged -- and executive retention is reinforced -- through the four-year vesting schedule to which shares of restricted stock are subject.

     Each year, the committee reviews the history of stock option and restricted stock awards and makes grant decisions based on the committee's assessment of each individual executive's contribution and performance during the year and on competitive compensation practices in comparable companies. The grants to Mr. Kaufman and each of the other named executive officers in 1996 are consistent with grants in prior years relative to Arrow's performance and the individual's contributions, and represent Arrow's continued emphasis on executive compensation which is linked to increases in the value of Arrow's stock. Generally, the size of the grants of such long-term incentives reflects the committee's assessment of each individual's contributions and performance during the year. Mr. Kaufman was granted 40,000 stock options and 4,000 shares of restricted stock in respect of 1996 in recognition of Arrow's continued growth and Arrow's further expansion into strategic markets.

SUMMARY

     Each year, the Board of Directors and the committee review all elements of cash and noncash compensation paid to the executive officers of Arrow. The committee manages all elements of executive pay in order to ensure that pay levels are consistent with Arrow's compensation philosophies. In addition, the Board of Directors and the committee administer Arrow's long-term executive compensation programs to ensure that Arrow's objectives of linking executive pay to improved financial performance and increased shareholder value continue to be fostered.

Richard S. Rosenbloom, Chairman
Daniel W. Duval
Karen Gordon Mills

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              AMONG ARROW ELECTRONICS, INC., S&P 500 STOCK INDEX &
                         ELECTRONICS DISTRIBUTOR INDEX

     The following graph compares the performance of Arrow for the periods indicated with the performance of the Standard & Poor's 500 Stock Index and the average performance of a group consisting of the company's peer corporations on a line-of-business basis. The corporations making up the peer companies group are Avnet, Inc., Jaco Electronics, Inc., Kent Electronics Corporation, Marshall Industries, Milgray Electronics, Inc., Pioneer-Standard Electronics, Inc., Sterling Electronics Corporation, Western Micro Technology, Inc., and Wyle Electronics. The graph assumes $100 invested on December 31, 1991 in Arrow, the S&P Stock 500 Index, and the peer companies group. Total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

        Measurement Period                                  Electronics        S&P 500 Stock
      (Fiscal Year Covered)                Arrow         Distributor Index         Index
              1991                          100                 100                 100
              1992                          182                 140                 104
              1993                          265                 166                 112
              1994                          228                 172                 110
              1995                          273                 242                 148
              1996                          340                 275                 178

DIRECTORS' COMPENSATION

     The members of the Board of Directors who are not employees receive an annual fee of $30,000 for the term expiring in May 1997, a fee of $1,000 for each Board of Directors meeting personally attended and each committee meeting personally attended, and a fee of $500 for telephonic participation in each Board of Directors meeting and each committee meeting. Each non-employee director serving as Chairman of any committee receives an additional annual fee of $1,500. In addition, if approved by the shareholders at this meeting, the non-employee directors will also be entitled to receive benefits under the Non-Employee Directors Stock Option Plan and the Non-Employee Directors Deferral Plan.

EMPLOYMENT AGREEMENTS

     In February 1995 Mr. Kaufman entered into a new employment agreement with Arrow terminating December 31, 2001, which provides for an annual base salary of not less than $650,000 through June 30, 1998, during which period Mr. Kaufman will serve as Chairman of the Board and Chief Executive Officer of Arrow, and not less than $400,000 thereafter. As part of entering into the new agreement, Mr. Kaufman received options to purchase 500,000 shares of Arrow common stock which become exercisable in three equal annual installments commencing on the first anniversary of the date of grant, at an exercise price of $41.15 for those options exercisable on the first anniversary of the grant, $42.82 for those exercisable on the second anniversary, and $44.56 for those exercisable on the third anniversary. All such options expire 10 years after the date of grant.

     Mr. Menefee has an employment agreement with Arrow terminating December 31, 1999, which is subject to renewal from year to year unless either Arrow or Mr. Menefee elects not to renew. Mr. Giersch has an employment agreement with Spoerle Electronic terminating on his 65th birthday (subject to earlier termination by either Spoerle Electronic or Mr. Giersch upon six months written notice), which provides for an annual base salary of not less than 700,000 deutsche marks ($465,270 based on the average exchange rate during 1996) with annual adjustments in the same proportion in which salaries of the employees of Spoerle have been adjusted in the preceding year. Mr. Throop has an employment agreement with Arrow terminating December 31, 2001, which provides for an annual base salary of not less than $500,000 through December 31, 1996 and not less than $225,000 thereafter.

EXTENDED SEPARATION BENEFITS

     Arrow maintains a broad-based program to shelter employees at all levels from any adverse consequences which might result from a change in control of the company. A change in control is defined in the program to include any person becoming the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of Arrow's voting securities or the occurrence of certain changes in the constitution of the Board of Directors. Pursuant to a policy adopted by the Board of Directors in 1988, the period of salary continuation normally extended to employees whose employment is terminated as a result of a workforce reduction or reorganization (which period ranges from two to 12 weeks depending upon length of service with Arrow) is tripled if employment is terminated by the company (other than for cause) as a result of a change in control. In addition to this policy, Arrow has entered into one-year employment agreements with approximately 95 management-level employees, pursuant to which among other matters, such employees will receive one year's compensation and continuation for up to one year of medical and life insurance benefits if their employment is terminated by the company (other than for cause) within 12 months following a change in control. Arrow also has agreements with approximately 20 divisional and group vice presidents who are not executive officers, which provide such vice presidents with two times their annualized includible compensation (as defined in the Code) and continuation for up to three years of medical, life, and other welfare benefits if their employment is terminated by the company (other than for cause), if their responsibilities or base salaries are materially diminished, or if certain other adverse changes occur within 24 months following a change in control. Similar agreements provide the executive officers with three times their annualized includible compensation and continuation for up to three years of their benefits if their employment is terminated by the company (other than for cause approved by three-fourths of the directors then serving), if their responsibilities or base salaries are materially diminished, or if certain other adverse changes occur within 24 months following a change in control. The amounts payable pursuant to such agreements to the executive officers (other than Messrs. Waddell, Kaufman, and Klatell) and to the other vice presidents will be reduced, if necessary, to avoid excise tax under Section 4999 of the Code.

UNFUNDED PENSION PLAN

     Arrow maintains the Unfunded Pension Plan for Selected Executives of Arrow Electronics, Inc. (the "SERP"). Under the SERP, the Board of Directors determines those employees who are eligible to participate in the SERP and the amount of their maximum annual pension upon retirement on or after attaining age
60. Of the named executive officers, Messrs. Kaufman, Klatell, and Menefee have been designated by Arrow as participants in the SERP, with maximum annual pensions of $300,000, $150,000, and $175,000, respectively. If a designated participant retires between the ages of 55 and 60, the amount of the annual pension is reduced based upon a formula contained in the SERP. In addition, if there is a change of control of Arrow and the employment of a designated participant who is at least age 50 with 15 years of service is involuntarily terminated other than for cause or disability, or such participant terminates employment for good reason, the participant will receive the maximum annual pension.

CERTAIN TRANSACTIONS

     In each of July 1996 and January 1997, Arrow acquired an additional five percent interest in Spoerle Electronic from Mr. Giersch at a cost of 25 million deutsche marks and 23.5 million deutsche marks, respectively ($16,900,000 and $14,100,000, respectively, based on the exchange rate on the date of payment). As a result of these acquisitions, Arrow's holding in Spoerle Electronic increased to an 80% share.

               PROPOSED AMENDMENT OF THE ARROW STOCK OPTION PLAN

     The Board of Directors believes that the future growth and profitability of Arrow depends, in large measure, on its ability to retain and motivate key employees with outstanding ability. To further this goal, in 1981 the Board of Directors adopted a stock option plan (the "Arrow Stock Option Plan"), which was approved by Arrow's shareholders in 1982. As so adopted, the Arrow Stock Option Plan provided for the grant of incentive stock options ("ISOs"). In 1986, the Arrow Stock Option Plan was amended to also provide for the grant of nonqualified stock options ("ASOs") to purchase shares of Arrow common stock. ISOs and ASOs are hereinafter occasionally collectively referred to as "Options." On November 12, 1987, the Board of Directors adopted an amendment and restatement of the Arrow Stock Option Plan, subject to shareholder approval (which was obtained on January 11, 1988), that, among other things, increased the number of shares of Arrow common stock issuable under the Arrow Stock Option Plan by 750,000, permitted the grant of ASOs at an exercise price determined by the Board of Directors, and extended the expiration date of the Arrow Stock Option Plan to November 11, 1997. On June 6, 1991, the Board of Directors adopted an amendment and restatement of the Arrow Stock Option Plan, subject to shareholder approval (which was obtained on September 25, 1991), that, among other things, further increased the aggregate number of shares of Arrow common stock that may be issued pursuant to Options awarded thereunder by 1,250,000. On February 9, 1993, the Board of Directors adopted an amendment of the Arrow Stock Option Plan, subject to shareholder approval (which was obtained on May 18, 1993), that further increased the aggregate number of shares of Arrow common stock that may be issued pursuant to Options awarded thereunder by 1,500,000. On October 7, 1994, the Board of Directors adopted an amendment of the Arrow Stock Option Plan, subject to shareholder approval (which was obtained on November 23, 1994), that further increased the aggregate number of shares of Arrow common stock that may be issued pursuant to the Options awarded thereunder by 1,500,000.

     In order for Arrow to have sufficient Options available for future grants under the Arrow Stock Option Plan, on February 25, 1997, the Board of Directors approved an amendment and restatement of the Arrow Stock Option Plan, subject to shareholder approval, increasing the aggregate number of shares of Arrow common stock that may be issued pursuant to Options awarded thereunder by 4,500,000 and extending the termination date of the Arrow Stock Option Plan to December 31, 2006. In addition, the amendment provides that during the extended term of the Arrow Stock Option Plan no individual may receive in any calendar year Options with respect to more than 10 percent of the aggregate number of shares of Arrow common stock that may be issued pursuant to the plan. This limitation is intended to ensure that the compensation income that certain Arrow officers realize in respect of the Options granted under the Arrow Stock Option Plan will qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). While Section 162(m) places certain limitations on the amount that may be deducted by Arrow in respect of compensation earned by its Chief Executive Officer and its other four most highly compensated officers, amounts which qualify as "performance-based compensation" under Section 162(m) will not be subject to the deduction limitation. Finally, the amendments to the Arrow Stock Option Plan include certain technical changes which are intended to ensure that the plan complies with recent changes in the rules applicable under the Securities Exchange Act of 1934, as amended. The effectiveness of the above-described amendment to the Arrow Stock Option Plan is subject to the approval of Arrow's shareholders at the meeting.

     The principal provisions of the Arrow Stock Option Plan are summarized below. This summary does not purport to be a complete description of the Arrow Stock Option Plan and is qualified in its entirety by the terms of the plan itself. A copy of the Arrow Stock Option Plan, as amended, is attached as Annex A and incorporated herein by reference. Defined terms used below have the meanings set forth in the Arrow Stock Option Plan, unless otherwise indicated herein. The Arrow Stock Option Plan is intended to offer those employees of Arrow and its subsidiaries who are most responsible for the growth and profitability of Arrow a means of becoming owners of shares of Arrow common stock and thereby to encourage such employees to continue in the employ of Arrow or a subsidiary. Accordingly, the Board of Directors recommends to the shareholders the approval of the proposed amendments of the Arrow Stock Option Plan.

SUMMARY OF THE ARROW ELECTRONICS, INC. STOCK OPTION PLAN

     The Arrow Stock Option Plan, as amended, provides for the granting of Options to purchase up to 10,500,000 shares of Arrow common stock to key employees of Arrow and its subsidiaries. No individual may receive in any calendar year Options with respect to more than 10 percent of the total number of shares available under the plan during the term of the plan. Arrow common stock issued pursuant to the Arrow Stock Option Plan may be either authorized but unissued Arrow common stock or reacquired Arrow common stock, or both. The Arrow Stock Option Plan shall be administered by the Board of Directors or by a committee of two or more non-employee directors of Arrow, as may be appointed by the Board of Directors. References to the Board of Directors in the following description of the Arrow Stock Option Plan should be deemed to refer to the committee if at such time a committee is appointed.

     The Board of Directors shall determine the employees to whom grants of Options shall be made under the Arrow Stock Option Plan, the number of shares of Arrow common stock subject to the Options to be granted to each employee selected, the time or times when Options will be granted, the exercise price per share of Arrow common stock and the period during which Options will be exercisable. The exercise price of an ISO may not be less than the fair market value of the shares of Arrow common stock on the date the ISO is granted. The exercise price of ASOs shall be determined in the discretion of the Board of Directors. No employee is eligible to receive an ISO if the employee owns stock (including stock the ownership of which is attributed to the employee pursuant to Section 424(d) of the Code) possessing more than 10 percent of the total voting power of all classes of stock of Arrow or a subsidiary. The aggregate fair market value, determined on the date of grant, of shares with respect to which ISOs are granted which are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

     Options granted to an employee under the Arrow Stock Option Plan may not be transferred by the employee otherwise than by will or by the laws of descent and distribution and such Options may be exercised, during the employee's lifetime, only by the employee. The terms of an Option may provide that it is exercisable only in specified installments during the option period. Any such Option shall be exercisable in full, however, and shall become free of the installment requirements if the employee's employment with Arrow or its subsidiaries is terminated by reason of the employee's death, total and permanent disability, as determined by the Board of Directors, retirement under a retirement plan of Arrow or a subsidiary at or after the employee's normal retirement date or, with the consent of the Board of Directors, at the employee's early retirement date.

     Shares of Arrow common stock acquired by an employee under the Arrow Stock Option Plan are subject to Arrow's right of first refusal and may not be sold or otherwise disposed of until the employee first offers to sell them to Arrow at the market price on the date such offer is received by the Secretary of Arrow. If Arrow fails to accept the offer to purchase the shares of Arrow common stock within seven days after receipt of such offer, such shares will be free of all restrictions under the Arrow Stock Option Plan.

     The Arrow Stock Option Plan provides that if there is any change in the outstanding shares of Arrow common stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the Board of Directors may, in its discretion, and without further shareholder approval, make such adjustments as may be equitably required in the number or kind of shares that may be issued under the plan, in the number or kind of shares which are subject to outstanding options or in the purchase price per share relating thereto.

     The Board of Directors may amend the Arrow Stock Option Plan at any time, but no amendment that increases the aggregate number of shares which may be subject to Options granted pursuant to the Option Plan shall be effective unless and until the amendment is approved by the shareholders of Arrow (other than equitable adjustments referred to in the immediately preceding paragraph which will not constitute amendments).

     As amended, the Arrow Stock Option Plan will terminate on December 31, 2006 unless terminated earlier by action of the Board of Directors.

     It is expected that Options to purchase shares under the Arrow Stock Option Plan will be granted in the future to highly paid corporate officers and divisional managers and employees, including those named in the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS." Such future grants are not presently determinable. See the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS" for previous grants and awards.

FEDERAL INCOME TAX CONSEQUENCES

     Arrow has been advised that under the present provisions of the Code the federal income tax consequences of the Arrow Stock Option Plan are as set forth below.

     1. With respect to ASOs: The granting of an ASO to an employee will not result in taxable income to the employee or a deduction in computing the income tax of Arrow or any subsidiary. Upon exercise of an ASO, the excess of the fair market value of the shares acquired over the option price is (a) taxable to the optionee as ordinary income and (b) deductible in computing Arrow's income tax, subject to satisfying applicable withholding requirements and general rules relating to reasonableness of compensation.

     2. With respect to ISOs: An optionee will not be deemed to receive any income at the time an ISO is granted or exercised. If an optionee does not dispose of the shares acquired on exercise of an ISO within the two year period beginning on the day after the day of the grant of the ISO or within the one year period beginning on the day after the day of the transfer of the shares to the optionee, under present federal income tax law the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long-term capital gain and any loss will be treated as a long-term capital loss.

     If the optionee disposes of the shares within the two year or one year period referred to above, the disposition is a "disqualifying disposition," and the optionee will generally realize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of purchase over the option price, and the balance, if any, will be long-term or short-term capital gain depending, generally, on whether the shares were held more than one year after the ISO was exercised. To the extent the optionee recognizes compensation income with respect to a disqualifying disposition, Arrow will be entitled to a corresponding deduction.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the proposed amendments to the Arrow Stock Option Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the proposed amendments to the Arrow Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

             PROPOSED AMENDMENT OF THE ARROW RESTRICTED STOCK PLAN

     To provide an incentive to key employees of Arrow to continue in the employ of Arrow, in 1979 the Board of Directors adopted, and the shareholders approved, a Restricted Stock Plan (the "Arrow Restricted Stock Plan"). In 1982, the Arrow Restricted Stock Plan was amended, with shareholder approval, to provide for the grant of up to 580,000 shares and, in 1986, by the Board of Directors to provide for a revised schedule of the lapse of restrictions on shares awarded under the Arrow Restricted Stock Plan. On November 12, 1987, the Board of Directors adopted an amendment and restatement of the Arrow Restricted Stock Plan, subject to shareholder approval (which was obtained on January 11, 1988), which, among other things, increased the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan by 250,000 and extended the term of the Arrow Restricted Stock Plan to December 31, 1998. On June 6, 1991, the Board of Directors adopted an amendment and restatement of the Arrow Restricted Stock Plan, subject to shareholder approval (which was obtained on September 25, 1991), which, among other things, increased the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan by 500,000. On October 7, 1994, the Board of Directors adopted an amendment to the Arrow Restricted Stock Plan, subject to shareholder approval (which was obtained on November 23, 1994), which increased the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan by 150,000. Because the Board of Directors wants to ensure that the Arrow Restricted Stock Plan continues to meet the goals for which it was adopted, on February 25, 1997, the Board of Directors adopted an amendment and restatement of the Arrow Restricted Stock Plan, subject to shareholder approval, increasing the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan by 500,000 and extending the term of the plan to December 31, 2006. In addition, the amendments to the Arrow Restricted Stock Plan include certain technical changes which are intended to ensure that the plan complies with recent changes in the rules applicable under the Securities Exchange Act of 1934, as amended. The effectiveness of the above-described amendments to the Arrow Restricted Stock Plan is subject to the approval of Arrow's shareholders at the meeting.

     The principal provisions of the Arrow Restricted Stock Plan are summarized below. This summary does not purport to be a complete description of the Arrow Restricted Stock Plan and is qualified in its entirety by the terms of the plan itself. A copy of the Arrow Restricted Stock Plan is attached as Annex B and incorporated herein by reference. Defined terms used below have the meanings set forth in the Arrow Restricted Stock Plan, unless otherwise indicated. The shares covered by the Arrow Restricted Stock Plan are referred to hereinafter as the "Restricted Shares." The Board of Directors believes that the Arrow Restricted Stock Plan encourages the retention and motivation of key employees and, accordingly, the Board of Directors recommends to the shareholders the approval of the proposed amendment to the Arrow Restricted Stock Plan.

SUMMARY OF THE ARROW ELECTRONICS, INC. RESTRICTED STOCK PLAN

     The Arrow Restricted Stock Plan, as amended, provides for the issuance of up to 1,980,000 Restricted Shares to key employees of Arrow and its subsidiaries. Restricted Shares issued pursuant to the Arrow Restricted Stock Plan may be either authorized but unissued shares or reacquired shares, or both. The Arrow Restricted Stock Plan shall be administered by the Board of Directors or by a committee of two or more non-employee directors of Arrow, as may be appointed by the Board of Directors. No committee has been appointed, and the Arrow Restricted Stock Plan is therefore administered by the Board of Directors. References to the Board of Directors in the following description of the Arrow Restricted Stock Plan should be deemed to refer to the committee if at such time a committee is appointed.

     The Board of Directors shall determine the employees to whom awards of Restricted Shares shall be made under the Arrow Restricted Stock Plan, the number of Restricted Shares covered by each award and the time or times when awards of Restricted Shares will be made. Restricted Shares shall be awarded under the Arrow Restricted Stock Plan to employees without such employees being required to pay for such Restricted Shares. However, the Board of Directors may require that Restricted Shares awarded to an employee be issued only upon payment of a purchase price determined by the Board of Directors but not in excess of $1 per share.

     Restricted Shares awarded to an employee pursuant to the Arrow Restricted Stock Plan may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of except as provided in the Arrow Restricted Stock Plan. Except as the Board of Directors may otherwise determine, Restricted Shares awarded under the Arrow Restricted Stock Plan become free of such restrictions with respect to 25% of such Restricted Shares as of each of the first, second, third and fourth anniversaries of the grant date of such Restricted Shares. In addition, Restricted Shares awarded an employee will become free of such restrictions if the employee's employment with Arrow or its subsidiaries is terminated by reason of the employee's death, permanent disability, as determined by the Board of Directors, retirement under a retirement plan of Arrow or a subsidiary at or after the employee's normal retirement date or, with the consent of the Board of Directors, at the employee's early retirement date. If an employee's employment with Arrow is terminated for any other reason, any Restricted Shares awarded to the employee which have not become free of such restrictions (by reason of the expiration of the time periods specified above) will be forfeited to Arrow (or, if the employee purchased the Restricted Shares, will become subject to optional repurchase by Arrow at the price paid by the employee).

     Shares awarded under the Arrow Restricted Stock Plan which become free of the restrictions described in the preceding paragraph will remain subject to Arrow's right of first refusal. Thus, such Restricted Shares may not be sold or otherwise disposed of until the employee first offers to sell the Restricted Shares to Arrow at the market price per share on the date such offer is received by the Secretary of Arrow. If Arrow fails to accept the offer to purchase such Restricted Shares within seven days after receipt of such offer, the Restricted Shares will be free of all restrictions under the Arrow Restricted Stock Plan.

     Employees awarded Restricted Shares will have full voting rights on such Restricted Shares and will have the right to receive and retain cash dividends paid on such Restricted Shares from the date of award.

     The Arrow Restricted Stock Plan provides that if there is any change in the outstanding shares of Arrow Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the Board of Directors may, in its discretion, and without further shareholder approval, make such adjustments as may be equitably required in the number or kind of Restricted Shares that may be issued under the Arrow Restricted Stock Plan, in the number or kind of Restricted Shares which have been awarded under the Arrow Restricted Stock Plan or in the repurchase price per Restricted Share relating thereto; any additional Restricted Shares or other property received in respect of the Restricted Shares issued pursuant to an award under the Arrow Restricted Stock Plan may be subjected to the restrictions imposed by the Arrow Restricted Stock Plan. In addition to the restrictions specified in the Arrow Restricted Stock Plan, the Board of Directors may impose such other restrictions on Restricted Shares issued under the Arrow Restricted Stock Plan as it deems advisable, including restrictions required under applicable securities laws or stock exchange rules or regulations.

     The Board of Directors may amend the Arrow Restricted Stock Plan at any time, but no amendment that increases the aggregate number of Restricted Shares which may be issued pursuant to the Arrow Restricted Stock Plan shall be effective unless and until the amendment is approved by the shareholders of Arrow (other than equitable adjustments referred to in the immediately preceding paragraph which will not constitute amendments).

     As amended, the Arrow Restricted Stock Plan will terminate on December 31, 2006 unless terminated earlier by action of the Board of Directors.

     It is expected that awards of Restricted Shares under the Arrow Restricted Stock Plan will be made in the future to highly paid corporate officers and divisional managers and employees, including those named in the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS." Such future awards are not presently determinable. See the "SUMMARY COMPENSATION TABLE" for previous grants and awards.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the proposed amendment to the Arrow Restricted Stock Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the proposed amendment to the Arrow Restricted Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

     APPROVAL OF ADOPTION OF ARROW NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     On February 25, 1997 the Board of Directors adopted the Arrow Electronics, Inc. Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), the effectiveness of which is subject to the approval of Arrow's shareholders at the meeting. The principal provisions of the Directors Option Plan are summarized below. This summary does not purport to be a complete description of the Directors Option Plan and is qualified in its entirety by the terms of the plan itself, a copy of which is attached as Annex C and incorporated herein by reference. Defined terms used below have the meanings set forth in the Directors Option Plan, unless otherwise indicated.

SUMMARY OF THE ARROW ELECTRONICS, INC.
NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Directors Option Plan provides for the granting of options ("Director Options") to purchase Arrow common stock to each member of the Board of Directors who is not an employee of Arrow or any subsidiary of the company (each, a "Non-Employee Director"). The amount, timing and other material terms of the Director Options are fixed under the Directors Option Plan. Each Non-Employee Director who is serving on the Board of Directors as of the date immediately following the meeting will receive a Director Option to purchase 7,500 shares of Arrow common stock. Each Non-Employee Director who joins the Board after the date immediately following the meeting will receive a Director Option to purchase 7,500 shares of Arrow common stock as of the date he or she first joins the Board. On the date following each annual meeting of Arrow shareholders after 1997, each Non-Employee Director then serving on the Board will receive a Director Option to purchase 2,000 shares of Arrow common stock. The aggregate number of shares of Arrow common stock authorized to be issued under the Directors Option Plan is 250,000, subject to adjustment in the event of a change in capitalization of Arrow. The exercise price of each Director Option will be equal to the Fair Market Value of the underlying shares as of the grant date of such Director Option. Each Director Option will become exercisable with respect to 25% of the covered shares as of each of the first, second, third, and fourth anniversaries of the date the Director Option was granted, provided that the Optionee continues to serve on the Board as of each such anniversary date. However, in the event of a termination of a Non-Employee Director's service on the Board as a result of the Non-Employee Director's Retirement, Disability or death or a termination of service within two years following a Change in Control of the Company, any Director Options then held by the Non-Employee Director will become fully exercisable. In addition, in the event of a dissolution or liquidation of Arrow, a sale of substantially all of Arrow's assets or a merger or consolidation in which Arrow is not the surviving company, all outstanding Director Options will become fully exercisable unless equivalent options of the acquiror are substituted for such Director Options. The ordinary term of each Director Option is ten years, but a Director Option may terminate sooner if the Optionee ceases to serve on the Board. If an Optionee's service on the Board terminates for any reason other than Cause, Retirement, Disability or death, the Optionee's Director Options will terminate 90 days after such termination of service. If an Optionee's service on the Board terminates for Cause, the Optionee's Director Options will terminate immediately. If an Optionee's service on the Board terminates due to Retirement or Disability, the Optionee's Director Options will terminate one year after the Optionee's termination from the Board, but in no event after the expiration of the ten-year term of the Director Option. If, however, an Optionee dies prior to the termination of a Director Option held by the Optionee, the Director Option will be exercisable by the Optionee's beneficiary for one year after the Optionee's death, but in no event after the expiration of the ten-year term of the Director Option.

     In the event of a future change in the capitalization of Arrow, appropriate adjustments will be made to the aggregate number of shares available under the Directors Option Plan, to the number of shares underlying both future and outstanding Director Options and to the exercise price of outstanding Director Options, to the extent necessary.

     The term of the Directors Option Plan is five years. It may be earlier terminated or amended by the Board, except that the Board may not increase the aggregate number of shares available under the plan or the number of shares subject to any Director Option without shareholder approval, other than as necessary to reflect a change in capitalization. The Board will serve as the administrator of the Directors Option Plan for the purpose of resolving any ambiguities or disputes regarding the terms of the Directors Option Plan or any Director Options granted thereunder.

     Under the terms of the Directors Option Plan described above, as of May 15, 1997 Daniel W. Duval, Gaynor N. Kelley, Roger King, Karen Gordon Mills, and Richard S. Rosenbloom will each receive an initial grant of options to purchase 7,500 shares with an exercise price equal to the Fair Market Value of the underlying shares as of that date.

FEDERAL INCOME TAX CONSEQUENCES

     Arrow has been advised that the following are the federal income tax consequences of the Directors Option Plan. The granting of a Director Option will not result in taxable income to the Optionee or a deduction in computing the income tax of Arrow or any subsidiary. Upon exercise of a

Director Option, the excess of the fair market value of the shares acquired over the option price is (a) taxable to the Optionee as ordinary income and (b) deductible in computing Arrow's income tax.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the Directors Option Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the adoption of the Directors Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                   APPROVAL OF ADOPTION OF ARROW NON-EMPLOYEE
                            DIRECTORS DEFERRAL PLAN

     On February 25, 1997 the Board of Directors adopted the Arrow Electronics, Inc. Non-Employee Directors Deferral Plan (the "Directors Deferral Plan"), the effectiveness of which is subject to the approval of Arrow's shareholders at the meeting. The principal provisions of the Directors Deferral Plan are summarized below. This summary does not purport to be a complete description of the Directors Deferral Plan and is qualified in its entirety by the terms of the plan itself, a copy of which is attached as Annex D and incorporated herein by reference. Defined terms used below have the meanings set forth in the Directors Deferral Plan, unless otherwise indicated.

SUMMARY OF THE ARROW ELECTRONICS, INC.
NON-EMPLOYEE DIRECTORS DEFERRAL PLAN

     The Directors Deferral Plan covers each director of Arrow who is not an employee of Arrow or any subsidiary of Arrow (each a "Non-Employee Director"). Under the Directors Deferral Plan, a percentage of the annual retainer fee payable to each Non-Employee Director may be withheld by Arrow and paid upon the Non-Employee Director's termination from the Board of Directors. Unless a Non-Employee Director makes a contrary election, 50 percent of the Non-Employee Director's annual retainer fee will be deferred under the plan. However, a Non-Employee Director may elect a different percentage or elect not to defer any portion of his or her annual retainer fee. Amounts that are deferred under the Directors Deferral Plan will be converted into phantom share units of Arrow common stock and the phantom share units will be credited to a recordkeeping account in the name of the Non-Employee Director. Until the time that the phantom share units are paid out, the Non-Employee Director's account will be adjusted to reflect any dividends paid on Arrow common stock. This will be done by crediting the Non-Employee Director's account with a number of additional whole and fractional phantom share units arrived at by multiplying the amount of the dividends paid on each share of common stock by the number of whole phantom stock units credited to the Non-Employee Director and dividing the product by the then Fair Market Value of Arrow common stock.

     Upon the termination of a Non-Employee Director's service on the Board, each whole phantom share unit credited to the Non-Employee Director's account will be converted into one share of common stock and each fractional phantom share unit credited to the Non-Employee Director's account will be converted into cash based on the then Fair Market Value of Arrow common stock. The shares of Arrow common stock and cash will then be distributed in a lump sum to the Non-

Employee Director, or in the event of the Non-Employee Director's death, to his or her designated beneficiary, spouse or estate. An aggregate of 500,000 shares of common stock will be available for distributions under the Directors Deferral Plan, subject to adjustment in the event of a change in the capitalization of Arrow. The Board of Directors may, in its discretion, permit early payment of a Non-Employee Director's account, to the extent that the Non-Employee Director experiences an unforeseen financial emergency. Notwithstanding the foregoing, upon a change in control of Arrow or the adoption by Arrow of a plan of dissolution or liquidation of Arrow, or approval by shareholders of an agreement for the sale of substantially all of the assets of Arrow and its subsidiaries or a merger or consolidation in which Arrow is not to be the surviving corporation, the deferral account of each Non-Employee Director will be paid immediately in the manner described above.

     It is intended that the Non-Employee Directors will not realize taxable income with respect to the amounts deferred under the Director Deferral Plan until such amounts are distributed. When shares are distributed to a Non-Employee Director he or she will realize income equal to the fair market value of such shares and Arrow should be entitled to an income tax deduction in an equal amount.

     The closing price of a share of Arrow common stock on March 27, 1997 was $56.125, as reported on the New York Stock Exchange Consolidated Reporting Tape.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the Directors Deferral Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the adoption of the Directors Deferral Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The shareholders will be asked to ratify the appointment of Ernst & Young LLP as Arrow's independent auditors for 1997. Arrow expects that representatives of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement if they desire to do so and that such representatives will be available to answer appropriate inquiries raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF SUCH APPOINTMENT.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Arrow anticipates that the next Annual Meeting of Shareholders will be held on or about May 14, 1998. In order to be eligible for inclusion in Arrow's proxy statement and proxy for such meeting, proposals of shareholders must be received by Arrow on or before December 5, 1997.

                                 OTHER MATTERS

     Management does not expect any matters to come before the meeting other than those referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                          By Order of the Board of Directors,

                                               Robert E. Klatell
                                                   Secretary

                                                                         ANNEX A

                            ARROW ELECTRONICS, INC.

                               STOCK OPTION PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 15, 1997)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby amends and restates its stock option plan for certain employees as described herein which shall be known as the ARROW ELECTRONICS, INC. STOCK OPTION PLAN, as amended and restated (the "Plan"). The Plan is intended to grant options which qualify as incentive stock options satisfying the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and to grant nonqualified stock options which are not intended to so qualify under said Section 422.

     1.2 Purpose. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by the key employees of the Company and its Subsidiaries who are largely responsible for the Company's future growth and financial success.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings provided herein:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Code" means the Internal Revenue Code of 1986, as amended.

     2.3 "Committee" means the committee provided in Section 3.1 consisting of two or more Outside Directors of the Board.

     2.4 "Disability" means total and permanent disability as determined by the Committee.

     2.5 "Fair Market Value" means the closing price of a Share reported on the Consolidated Tape (as such price is reported in the Wall Street Journal.)

     2.6 "Incentive Option" means an option granted under the Plan to purchase Shares and which is intended to qualify as an incentive stock option under
Section 422 of the Code.

     2.7 "Nonqualified Option" means an option granted under the Plan to purchase Shares and which is not intended to qualify as an Incentive Option.

     2.8 "Option" means, collectively, Incentive Options and Nonqualified
Options.

     2.9 "Outside Director" means a director who qualifies as both an Outside Director within the meaning of Section 162(m) of the Code and a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     2.10 "Shares" means shares of the Company's common stock, par value $1 per share.

     2.11 "Subsidiary" means any corporation which qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code or, if applicable, as a "parent corporation" of the Company under Section 424(e) of the Code.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 Administration. The Plan shall be administered by the Board. The Board may appoint a committee consisting of two or more directors to administer the Plan and may, to the full extent permitted by law, authorize and empower such Committee to do any and all things which the Board is authorized and empowered to do with respect to the Plan. All subsequent references herein to the Committee shall be deemed to refer to the Board if at the time there is no Committee serving.

     3.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted Options, to determine the number of Shares subject to, and the terms of, the Options to be granted to each employee selected, to determine the time when Options will be granted and the period during which Options will be exercisable, and to prescribe the form of the instruments, if any, embodying Options. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   ARTICLE 4

                         ELIGIBILITY AND PARTICIPATION

     Options may be granted only to key employees of the Company and its Subsidiaries. Any key employee of the Company or of a subsidiary shall be eligible to receive one or more Incentive Options, provided at the time such Incentive Option is granted, he does not own stock (including stock the ownership of which is attributed to him pursuant to Section 424(d) of the Code) possessing more than 10 percent of the total voting power of all classes of stock of the Company or a Subsidiary.

                                   ARTICLE 5

                             SHARES SUBJECT TO PLAN

     5.1 Amount of Stock. There may be issued under the Plan an aggregate of not more than 10,500,000 Shares, subject to adjustment as provided in Section
5.2. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. In the event that Options shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options. No individual optionee may receive in any calendar year Options with respect to more than 10% of the aggregate number of Shares that may be issued pursuant to the Plan.

     5.2 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan, in the number or kind of shares which are subject to outstanding Options, or in the purchase price per share relating thereto, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

                                   ARTICLE 6

                        TERMS AND CONDITIONS OF OPTIONS

     6.1 Terms of Options. An Option granted under the Plan shall be in such form as the Committee may from time to time approve. Each Option shall be subject to the terms and conditions provided in this Article 6 and shall contain such additional terms and conditions as the Committee may deem desirable, but in no event shall such terms and conditions be inconsistent with the Plan. In addition, the terms and conditions of Incentive Options shall in all cases be consistent with the provisions of the Code applicable to "incentive stock options" as described in Section 422 of the Code.

     6.2 Option Price. The purchase price per Share under an Option will be determined by the Committee in its discretion, provided, however, that the purchase price per Share under an Option may not be less than the Fair Market Value of a Share at the date the Option is granted.

     6.3 Option Period. The period during which an Option may be exercised shall be fixed by the Committee, but no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted and no Nonqualified Option shall be exercisable after the expiration of ten years and one day from the date such Nonqualified Option is granted.

     6.4 Consideration. As consideration for the grant of an Option, the optionee shall state his present intention to remain continuously in the employ of the Company or a Subsidiary for at least one year from the date the Option is granted. No Option shall be exercisable until after the expiration of such one-year period. Except as provided in Section 6.7, the holder of an Option must be in the employ of the Company or a Subsidiary at the time the Option is exercised. An optionee shall be deemed to be in the employ of the Company or a Subsidiary during any period of military, sick leave or other leave of absence meeting the requirements of Section 1.421-7(h)(2) of the Federal Income Tax Regulations, or similar or successor section.

     6.5 Exercise of Option. An Option may be exercised in whole or in part from time to time during the option period (or, if determined by the Committee, in specified installments during the option period) by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of Option must be accompanied by payment in full of the purchase price either by cash or check or in Shares owned by the optionee, having a Fair Market Value at the date of exercise equal to such purchase price, or in a combination of the foregoing. No Shares shall be issued in connection with the exercise of an Option until full payment therefor has been made. An optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to him.

     6.6 Nontransferability of Options. No Option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and such Option shall be exercisable, during his lifetime, only by him.

     6.7 Retirement, Death or Disability of an Optionee.

     (a) If an Option is exercisable in specified installments as provided in
Section 6.5 and if the optionee's employment with the Company and its Subsidiaries terminates by reason of his death, Disability or retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement date or, with the consent of the Committee, at an early retirement date, his Option shall be exercisable in full, and any restrictions imposed upon exercise of the Option by reason of the installment requirements shall be of no further force and effect.

     (b) If an optionee's employment with the Company or a Subsidiary terminates by reason of his Disability, he may exercise his Option during the period ending on the earlier of the date one year from such termination of employment or expiration of the option period provided in the Option pursuant to Section 6.3.

     (c) In the event of the death of an optionee while in the employ of the Company or a Subsidiary, or within the one-year period following his termination of employment by reason of Disability, or within the three-month period following his retirement in accordance with subparagraph (d), the Option granted to him shall be exercisable by the executors, administrators, legatees or distributees of his estate, as the case may be. In such case, the Option shall be exercisable to the extent provided in the Option agreement, but in no event shall such agreement provide that the number of shares remaining subject to the Option be less than the number of Shares purchasable by the employee on the date of his death nor more than the total number of Shares remaining under the Option. The period during which such Option may be exercised shall end on the earlier of the date one year from the optionee's death or expiration of the option period provided in the Option pursuant to Section 6.3. In the event an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     (d) If an optionee's employment with the Company and its Subsidiaries terminates by reason of his retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement date or, with the consent of the Committee, at an early retirement date, he may exercise his Option during the period ending on the earlier of the date three months from such termination of employment or expiration of the option period provided in the Option pursuant to Section 6.3.

     6.8 Annual Limitation for Incentive Options. The maximum aggregate fair market value of the shares of stock of the Company or a Subsidiary (determined as of the date of grant of the Incentive Option) for which Incentive Options are exercisable for the first time by an employee during any calendar year (under the Plan and all other incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000 as, and to the extent, required by
Section 422(d) of the Code.

     6.9 Right of First Refusal. Shares acquired under the Plan by an optionee may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the optionee) until the optionee (or his legal representative, legatee or distributee of his estate) first offers to sell the Shares to the Company as herein provided. The price per share at which the Shares shall be offered to the Company shall be the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal) on the date the optionee's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven days after such date, the Shares shall thereafter be free of all restrictions under the Plan.

     6.10 Withholding. No Option may be exercised, unless the optionee has paid, or has made provision satisfactory to the Committee for payment of, federal, state and local income taxes, or any other taxes (other than stock transfer taxes) which the Company may be obligated to collect as a result of such issuance. In its sole discretion, the Committee may permit an optionee to satisfy the obligation imposed by this Section, in whole or in part, by instructing the Company to withhold up to that number of Shares otherwise deliverable to the optionee with a Fair Market Value equal to the amount of tax to be withheld. Any fractional share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid in cash by the optionee.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 No Implied Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary or affect any right of the Company or any Subsidiary to terminate any employee's employment.

     7.2 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     7.3 Ratification of Actions. By accepting any Option or other benefits under the Plan, each employee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     7.4 Gender. The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

                                   ARTICLE 8

                          AMENDMENTS OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

                                   ARTICLE 9

                                  TERMINATION

     The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) Upon the adoption of a resolution of the Board terminating the Plan; or

          (b) December 31, 2006.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

                                   ARTICLE 10

                             DISSOLUTION OR MERGER

     Upon a dissolution or liquidation of the Company, or a sale of substantially all of the assets of the Company and its Subsidiaries and the acquiring entity does not substitute new and equivalent options for the outstanding Options hereunder, or a merger or consolidation in which the Company is not to be the surviving corporation and the surviving corporation does not substitute new and equivalent Options for the outstanding Options hereunder, each optionee shall be given at least ten days prior written notice of the occurrence of such event, every Option outstanding hereunder shall become fully exercisable, and each optionee may exercise his Option, in whole or in part, prior to or simultaneously with such event. Upon the occurrence of any such event, any Option not exercised pursuant hereto shall terminate.

                                   ARTICLE 11

                       SHAREHOLDER APPROVAL AND ADOPTION

     The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption. The shareholders of the Company shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

                                                                         ANNEX B

                            ARROW ELECTRONICS, INC.

                             RESTRICTED STOCK PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 15, 1997)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby amends and restates its restricted stock plan for executives as described herein which shall be known as the ARROW ELECTRONICS, INC. RESTRICTED STOCK PLAN, as amended and restated (the "Plan").

     1.2 Purpose. The Plan is intended to promote the interests of the Company by providing a method pursuant to which certain key employees of the Company and its Subsidiaries may become owners of shares of Arrow Electronics, Inc. common stock, par value $1 per share ("Shares"), under the terms and conditions of, and in the manner contemplated by, this Plan and thereby encourage such employees to continue in the employ of the Company or a Subsidiary.

                                   ARTICLE 2

                                 ADMINISTRATION

     2.1 Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a committee (the "Committee") consisting of two or more directors to administer the Plan and may to the full extent permitted by law, authorize and empower such Committee to do any and all things which the Board is authorized or empowered to do with respect to the Plan. If a Committee is appointed, each member of the Committee shall at all times qualify as a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. All subsequent references herein to the Committee shall be deemed to refer to the Board if at the time there is no Committee serving.

     2.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted Awards under the Plan, to determine the size and terms of the Awards to be made to each employee selected, to determine the time when Awards will be granted, and to prescribe the form of the instruments, if any, embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   ARTICLE 3

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Shares, subject to restrictions as hereafter specified, may be awarded only to key employees of the Company or a Subsidiary.

     3.2 Restricted Stock Awards. The Committee shall determine the persons to whom Awards of Shares, subject to restrictions as hereafter specified, will be made, the number of Shares covered by each Award, and the time or times when Awards will be made. The Committee shall also determine whether an employee to whom an Award under this Plan is made shall be required to purchase the Shares subject to the Award from the Company for an amount determined by the Committee but not in excess of $1 per Share. If payment of such an amount is required, it shall be paid prior to the issuance of the Shares to the employee.

                                   ARTICLE 4

                             SHARES SUBJECT TO PLAN

     4.1 Shares Subject to Plan. There may be issued under the Plan an aggregate of not more than 1,980,000 Shares, subject to adjustment as provided in Section 4.2. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. If any Shares issued under the Plan shall be reacquired by the Company pursuant to Section 5.2, such Shares may again be issued under the Plan.

     4.2 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan pursuant to Section 4.1, in the number or kind of Shares which have been awarded to any person hereunder, or in the repurchase option price per share relating thereto such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. Such adjustment may include subjecting any additional Shares or other property received in respect of the Shares issued pursuant to an Award to the restrictions imposed under the Plan upon such Shares.

                                   ARTICLE 5

                             RESTRICTIONS ON SHARES

     5.1 Transferability. Shares issued pursuant to Section 3.2 may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of as long as the Company has the right to reacquire the Shares as hereinafter provided in this Article 5.

     5.2 Termination of Employment. If the Award grantee's employment with the Company and its Subsidiaries terminates for any reason, except as specified in
Section 5.3 prior to the end of the period specified in Section 5.4,

          (a) if the Shares were transferred to the grantee without his payment of any purchase price therefor, the Award shall be forfeited and rescinded as to all Shares which are, at the date of such termination of employment, subject to the restrictions imposed hereunder, and the grantee shall promptly return such Shares to the Company, or

          (b) if the Shares were sold to the grantee pursuant to Section 3.2, the Company shall have the option, which it may exercise at any time within 90 days after the grantee's termination of employment, to purchase such Shares from the grantee at the price per Share at which the Shares were sold to the grantee.

     5.3 Retirement, Death, Total and Permanent Disability. If an Award grantee's employment with the Company and its Subsidiaries terminates by reason of his death, Disability or retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement age or, with the consent of the Committee, at an early retirement date, the restrictions imposed upon any Shares pursuant to Sections 5.1 and 5.2 shall lapse and be of no further force and effect. The Shares shall thereafter be freely transferable by the grantee or his estate, subject to the right of first refusal provided for in Section 5.5.

     5.4 Lapse of Restrictions. Except as otherwise provided above or as the Committee may otherwise determine, Shares subject to an Award under the Plan will become free of the restrictions imposed by Sections 5.1 and 5.2, subject to the Company's right of first refusal as provided for in Section 5.5, according to the following schedule:

          (a) 25% of the Shares on the first anniversary of the date of the Award.

          (b) 25% of the Shares on the second anniversary thereof,

          (c) 25% of the Shares on the third anniversary thereof,

          (d) 25% of the Shares on the fourth anniversary thereof.

     5.5 Right of First Refusal. Shares acquired under the Plan by a grantee may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the grantee) until the grantee (or his personal representative) first offers to sell the Shares to the Company as herein provided. The price per Share at which the Shares shall be offered to the Company shall be the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal) on the date the grantee's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven days after such date, the Shares shall thereafter be free of all restrictions under this Plan.

     5.6 Other Restrictions. The Committee shall impose such other restrictions on any Shares issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the rules or regulations of any stock exchange upon which the Shares or any other class of shares of the Company are then listed, and under any blue sky or securities laws applicable to such Shares.

     5.7 Certificate Legend. In addition to any legend placed on certificates for Shares pursuant to Section 5.6, each certificate representing Shares issued pursuant to the Plan shall bear the following legend or such other legend as may be specified by the Committee:

        "The shares represented by this certificate may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of and are subject to the restrictions on transfer and forfeiture and resale obligations set forth in the Restricted Stock Plan of Arrow Electronics, Inc. (the "Company"), a copy of which is on file with the Secretary of the Company."

                                   ARTICLE 6

                           VOTING AND DIVIDEND RIGHTS

     6.1 Voting Rights. Grantees holding Shares issued hereunder shall have full voting rights on such Shares.

     6.2 Dividend Rights. Grantees holding Shares issued hereunder shall have the right to receive and retain dividends paid thereon, subject to Section 4.2 hereof.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 No Implied Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

     7.2 Subsidiary. As used herein, the term "Subsidiary" shall mean any corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company.

     7.3 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     7.4 Taxes. The employee granted an Award (or his personal representative) shall pay to the Company any amount requested by it in respect of any Federal, State or local income or other taxes required by law to be withheld with respect to the Shares issued to the employee. If the amount requested is not promptly paid, the Committee may determine that the Shares are forfeited to the Company pursuant to Section 5.2. In its sole discretion, the Committee may permit a grantee to satisfy the obligation imposed by this Section, in whole or in part, by delivering to the Company Shares owned by the grantee, which for these purposes, shall be valued at the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal) as of the last trading date preceding delivery of such Shares to the Company.

     7.5 Expenses. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee of a Subsidiary of the Company, such Subsidiary shall pay to the Company an amount equal to the fair market value of the Shares, as determined by the Committee, on the date such Shares are no longer subject to the restrictions imposed by Sections 5.1 and 5.2, minus the amount, if any, received by the Company in respect of the purchase of such Shares.

     7.6 Ratification of Actions. By accepting any Award or other benefit under the Plan, each employee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     7.7 Gender. The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

                                   ARTICLE 8

                          AMENDMENTS OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any grantee with respect to any Award theretofore granted without such grantee's written consent.

                                   ARTICLE 9

                                  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) December 31, 2006.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

                                                                         ANNEX C

                            ARROW ELECTRONICS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby establishes the ARROW ELECTRONICS, INC. NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan"). The Plan is designed to grant to non-employee directors of the Company options which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     1.2 Purpose. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by non-employee directors of the Company and to thereby promote the Company's future growth and financial success.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings provided herein:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Disability" means a disability rendering a director unable to serve as a member of the Board, as determined by the Board.

     2.3 "Change in Control" means a change in control with respect to the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding Shares or other securities ordinarily having the right to vote at elections of the directors of the Company ("Voting Securities"); or (b) individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of the vesting of any Option if the transaction that would otherwise constitute the change in control results in the Optionee to whom such Option was granted acquiring, either alone or together with a group, directly or indirectly, 30% or more of the combined voting power of the Company's Voting Securities.

     2.4 "Effective Date" shall mean the date immediately following approval of the Plan by the shareholders of the Company as prescribed under Article 8.

     2.5 "Fair Market Value" means the closing price of a Share reported on the Consolidated Tape (as such price is reported in the Wall Street Journal.)

     2.6 "Non-Employee Director" means a member of the Board who is not an employee of the Company or any subsidiary of the Company.

     2.7 "Option" means an option granted under the Plan to purchase Shares.

     2.8 "Optionee" means any person granted an Option under the Plan.

     2.9 "Qualifying Termination" means a cessation of an Optionee's service on the Board for any reason (or no reason) within twenty-four (24) months following a Change in Control.

     2.10 "Retirement" means retirement of an Optionee from the Board after attainment of the mandatory retirement age under the Company's director retirement policy as in effect from time to time.

     2.11 "Shares" means shares of the Company's common stock, par value $1 per share.

                                   ARTICLE 3

                                  OPTION TERMS

     3.1 Option Grants.  The following Options shall be granted under the Plan:

          (a) Each Non-Employee Director serving on the Board as of the Effective Date of the Plan shall receive an Option to purchase 7,500 Shares as of the Effective Date.

          (b) Each Non-Employee Director who becomes a member of the Board after the Effective Date of the Plan shall receive an Option to purchase 7,500 Shares as of the earlier of the date on which he or she is initially elected to serve on the Board by vote of the Company's stockholders or the date on which he or she is initially appointed to serve on the Board pursuant to the Company's bylaws and articles of incorporation as then in effect.

          (c) Each Non-Employee Director serving on the Board as of the date immediately following each annual meeting of the Company's shareholders occurring after the Effective Date of the Plan shall receive an Option to purchase 2,000 Shares as of each such date.

          (d) A former employee of the Company or a subsidiary of the Company shall be entitled to receive an Option under subsection 3.1(a), (b), and
     (c) provided that he or she qualifies as a Non-Employee Director as of the date that such Option would be granted under the provisions of such subsection.

     3.2 Purchase Price. The purchase price for Shares under each Option shall be equal to 100% of the Fair Market Value of such Shares on the date of grant.

     3.3 Vesting. Each Option shall become exercisable with respect to 25% of the Shares subject thereto effective as of each of the first, second, third and fourth anniversaries of the grant date; provided, that the Optionee continues to serve on the Board as of such dates. Notwithstanding the foregoing, any and all Options held by an Optionee shall become fully (100%) exercisable in the event of the Optionee's Retirement, Disability, Qualifying Termination or death, or upon the earlier occurrence of a Corporate Event, as provided under Article 7. If an Optionee ceases to serve on the Board for any reason other than Retirement, Disability, a Qualifying Termination or death, that portion of an Option which is not then vested shall automatically be forfeited.

     3.4 Duration. Each Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service on the Board terminates for any reason other than Cause, Retirement, Disability or death, the Optionee may for a period of ninety (90) days after such termination exercise any Option to the extent, and only to the extent, that such Option or portion thereof has become vested and exercisable in accordance with the terms of the Plan, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service on the Board terminates for Cause, all Options granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (c) If an Optionee's service on the Board terminates by reason of the Optionee's Retirement or Disability, the Optionee may, for a period of one
     (1) year after such termination, exercise any Option in part or in full, after which time the Option shall automatically terminate in full, subject to paragraph (d) immediately below.

          (d) In the event of the death of an Optionee (i) while serving on the Board, (ii) within the three-month period following the Optionee's termination of service on the Board for any reason other than Cause, Retirement, Disability or death or (iii) within the one-year period following the Optionee's termination of service on the Board by reason of Retirement or Disability, any Option granted to the Optionee shall be exercisable (to the extent provided under Section 3.3) by the executors, administrators, legatees or distributees of the Optionee's estate, as the case may be, for a period of one (1) year after the Optionee's death. In the event an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

          (e) For purposes of this Section 3.4, an Optionee shall not be deemed to have terminated service on the Board during any period the Optionee continues to serve as an honorary or emeritus Board member.

     3.5 Amount of Stock. There may be issued under the Plan an aggregate of not more than 250,000 Shares, subject to adjustment as provided in Section 3.6. Shares issued pursuant to the Plan may either be authorized but unissued Shares or reacquired Shares, or both. In the event that

Options shall terminate or expire without being exercised in whole or in part, the Shares underlying the unexercised portion of such Options may be the subject of future Options granted pursuant to the terms of the Plan.

     3.6 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Board shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares available under the Plan, the number and kind of shares that may be the subject of future Options grants under the Plan, the number or kind of shares which are subject to outstanding Options, the purchase price per share relating thereto or the repurchase option price per share, such adjustment shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

     3.7 Exercise of Options. An Option may be exercised in whole or in part from time to time during the applicable exercise period by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the purchase price either by cash or check or in Shares owned by the Optionee having a Fair Market Value at the date of exercise equal to such purchase price, or in a combination of the foregoing. No Shares shall be issued in connection with the exercise of an Option until full payment therefor has been made. An Optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to the Optionee.

     3.8 Nontransferability of Options. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

     3.9 Right of First Refusal. Shares acquired under the Plan by an Optionee may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the Optionee) until the Optionee (or his legal representative, legatee or distributee of his estate) first offers to sell the Shares to the Company as herein provided. The price per share at which the Shares shall be offered to the Company shall be the Fair Market Value on the date the Optionee's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven (7) days after such date, the Shares shall thereafter be free of all restrictions under the Plan.

                                   ARTICLE 4

                                 ADMINISTRATION

     The Plan is intended to be self-effectuating and does not require the exercise of discretion with respect to the granting or terms of any Options. However, to the extent necessary, the Board shall act as the Plan administrator for the purpose of resolving any ambiguities, claims or disputes arising with respect to the Plan or any agreements or Options under the Plan. As such the Board is authorized to make any rulings and determinations that it deems to be appropriate and consistent with the terms and intent of the Plan and all such rulings and determinations shall be final and binding upon all parties for all purposes. Any member of the Board making a claim or request to the Board with respect to his or her rights or interests under the Plan shall recuse himself or herself from the Board's determination with respect to such claim or request.

                                   ARTICLE 5

                            MISCELLANEOUS PROVISIONS

     5.1 No Implied Rights. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained as a member of the Board.

     5.2 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     5.3 Ratification of Actions. By accepting any Option or other benefits under the Plan, each Optionee and each person claiming under or through the Optionee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company and the Board.

                                   ARTICLE 6

                          AMENDMENTS OR DISCONTINUANCE

     The Plan shall continue in effect until December 31, 2001 unless it is earlier terminated by action of the Board. The Plan may be amended at any time and from time to time by the Board, except that (other than as provided in Section 3.6) no such amendment shall increase the aggregate number of Shares available under the Plan or the number of Shares that may be the subject of the Option grants prescribed under the Plan unless such amendment is approved by the shareholders of the Company. No such termination or amendment of the Plan shall adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

                                   ARTICLE 7

                                CORPORATE EVENT

     Upon a dissolution or liquidation of the Company, or a sale of substantially all of the assets of the Company and its Subsidiaries in which the acquiring entity does not substitute new and equivalent options for the outstanding Options hereunder, or a merger or consolidation in which the Company is not to be the surviving corporation and the surviving corporation does not substitute new and equivalent Options for the outstanding Options hereunder (a "Corporate Event"), each Optionee shall be given at least ten days prior written notice of the occurrence of such event, every Option outstanding hereunder shall become fully exercisable, and each Optionee may exercise his Option, in whole or in part, prior to or simultaneously with such event. Upon the occurrence of any such event, any Option not exercised pursuant hereto shall terminate.

                                   ARTICLE 8

                       SHAREHOLDER APPROVAL AND ADOPTION

     The Plan shall be submitted to the shareholders of the Company for their approval and adoption. The shareholders of the Company shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

                                                                         ANNEX D

                            ARROW ELECTRONICS, INC.

                      NON-EMPLOYEE DIRECTORS DEFERRAL PLAN

                                   ARTICLE 1

                                NAME AND PURPOSE

     The name of this Plan is the Arrow Electronics, Inc. Non-Employee Directors Deferral Plan. Its purpose is to provide for deferral of the payment of a portion of the annual retainer fees payable to non-employee directors of the Company.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     The Plan is effective as of May 15, 1997 (the "Effective Date").

                                   ARTICLE 3

                               COVERED DIRECTORS

     Each director who is not an employee of the Company or any subsidiary of the Company shall be covered under the Plan (each a "Non-Employee Director").

                                   ARTICLE 4

                                    DEFERRAL

     Fifty percent (50%) of each payment comprising any annual retainer fees payable by the Company to each Non-Employee Director shall automatically be withheld by the Company and deferred hereunder, except to the extent that the Non-Employee Director has made an Optional Deferral Election in accordance with
Article 5.

                                   ARTICLE 5

                          OPTIONAL DEFERRAL ELECTIONS

     A Non-Employee Director may submit a written election to the Secretary of the Company not to have the deferral provisions of the Plan apply to his or her retainer fees or to have a deferral of a percentage other than 50% apply (an "Optional Deferral Election") as follows:

          (a) Prior to the Effective Date of the Plan, each Non-Employee Director may submit an Optional Deferral Election, which may specify that no portion of the Non-Employee Director's retainer fees will be deferred under the Plan or that a selected percentage other than 50% of the Non-Employee Director's retainer fees will be deferred under the Plan. Such Optional Deferral Election will be effective unless and until it is revoked in writing.

          (b) Each Non-Employee Director initially elected after the Effective Date of the Plan may submit an Optional Deferral Election prior to his or her receipt of any portion of any retainer fee, which may specify that no portion of the Non-Employee Director's retainer fees will be deferred under the Plan or that a selected percentage other than 50% of the Non-Employee Directors's retainer fees will be deferred under the Plan. Such Optional Deferral Election will be effective unless and until it is revoked in writing.

          (c) On an ongoing basis, each Non-Employee Director who has not made a standing Optional Deferral Election may make an Optional Deferral Election requesting the cessation of deferrals from his or her future payments of annual retainer fees or specifying that a selected percentage other than 50% of the Non-Employee Director's retainer fees will be deferred under the Plan. In addition, any Non-Employee Director who has previously made a standing Optional Deferral Election may submit a new Optional Deferral Election, which will supersede the prior Optional Deferral Election. Any such election will take effect as of the commencement of the calendar year following the year in which the election is made and will be honored unless and until it is revoked in writing prior to the commencement of the calendar year in which such revocation is to become effective. However, any amounts deferred prior to the effective date of the new Optional Deferral Election will continue to be deferred under the Plan.

                                   ARTICLE 6

                        MAINTENANCE OF DEFERRED ACCOUNTS

     A record keeping account shall be established and maintained in the name of each Non-Employee Director. Amounts which are deferred hereunder shall be converted into units ("Units") based on the Fair Market Value of the Company's common stock, and such Units (including any fractional Units) shall be credited to the Non-Employee Director's account. The conversion and crediting of deferrals shall occur as of the date that such deferred amounts would otherwise have been payable to the Non-Employee Director. The Fair Market Value per Unit shall be the closing price of a share of common stock of the Company (a "Share") reported on the Consolidated Tape (as such price is reported in the Wall Street Journal) (the "Share Closing Price"). Dividend equivalents earned on the basis of whole Units previously credited to a Non-Employee Director's account shall be credited to the Non-Employee Director's account as Units, including fractional Units, on the date any such dividend has been declared to be payable on Shares. Units, excluding fractional Units, shall earn dividend equivalents from the date such Units are credited to a Non-Employee Director's account until the date such Units are converted into Shares and distributed. Dividend equivalents shall be computed by multiplying the dividend paid per Share during the period Units are credited to a Non-Employee Director's account times the number of whole Units so credited, but Units shall earn such dividend equivalents only as, if and when dividends are declared and paid on Shares.

                                   ARTICLE 7

                      METHOD OF DISTRIBUTION OF DEFERRALS

     No distribution of deferrals may be made except as provided in this Article 7 and Article 12. As of the last business day of the calendar month in which a Non-Employee Director's service as a director of the Company ceases, each whole Unit then credited to the Non-Employee Director's deferral account shall be converted into one Share and any fractional Unit shall be converted into cash by multiplying such fraction by the Share Closing Price as of such date. Such Shares and cash shall be distributed to the Non-Employee Director, in a single lump sum, as soon as practicable following such date. At the written request of a Non-Employee Director, the Board of Directors, in its sole discretion, may accelerate payment of amounts deferred hereunder, upon a showing of unforeseeable emergency by such Non-Employee Director. For purposes of this paragraph, "unforeseeable emergency" is defined as severe financial hardship resulting from extraordinary and unanticipated circumstances arising as a result of one or more recent events beyond the control of the Non-Employee Director. In any event, payment may not be made to the extent such emergency is or may be relieved: (1) through reimbursement or compensation by insurance or otherwise; (2) by liquidation of the Non-Employee Director's assets, to the extent the liquidation of such assets would not, itself, cause severe financial hardship; and (3) by cessation of deferrals under the Plan. Examples of events that are not considered to be unforeseeable emergencies include the need to send a Non-Employee Director's child to college or the desire to purchase a home. Notwithstanding anything to the contrary, upon a Change in Control or the adoption by the Company of a plan of dissolution or liquidation of the Company, or approval by shareholders of an agreement for the sale of substantially all of the assets of the Company and its subsidiaries or a merger or consolidation in which the Company is not to be the surviving corporation, the deferral account of each Non-Employee Director shall be converted and distributed immediately in the manner described above. For these purposes the term "Change in Control" means a change in control with respect to the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding Shares or other securities ordinarily having the right to vote at elections of the directors of the Company ("Voting Securities"); or (b) individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board.

                                   ARTICLE 8
                             RIGHT OF FIRST REFUSAL

     Shares distributed under the Plan may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the grantee) until the Non-Employee Director (or his personal representative) first offers to sell the Shares to the Company as herein provided. The price per Share at which the Shares shall be offered to the Company shall be the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall

Street Journal) on the date the offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven days after such date, the Shares shall thereafter be free of all restrictions under this Plan.

                                   ARTICLE 9
                           SHARES SUBJECT TO THE PLAN

     There may be issued under the Plan an aggregate of not more than 500,000 Shares, subject adjustment as provided below. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Board shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan or in the repurchase option price per share relating thereto such adjustment shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

                                   ARTICLE 10

                          UNFUNDED STATUS OF THE PLAN

     A Non-Employee Director shall not have any interest in any amount credited to his or her account until it is distributed in accordance with the Plan. Distributions under the Plan shall be made only from the share capital and the general assets of the Company. All amounts deferred under the Plan shall remain the sole property of the Company, subject to the claims of its general creditors and available for its use for whatever purposes are desired. With respect to amounts deferred, a Non-Employee Director is merely a general creditor of the Company; and the obligation of the Company hereunder is purely contractual and shall not be funded or secured in any way.

                                   ARTICLE 11

                    NON-ALIENABILITY AND NON-TRANSFERABILITY

     The rights of a Non-Employee Director to the payment of deferred compensation as provided in the Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. A Non-Employee Director may not borrow against amounts credited to the Non-Employee Director's account and such amounts shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, change, garnishment, execution or levy of any kind, whether voluntary or involuntary, prior to distribution in accordance with Article 7.

                                   ARTICLE 12

                              STATEMENT OF ACCOUNT

     Statements will be sent to each Non-Employee Director at the beginning of each calendar year as to the balance in the Non-Employee Director's account as of the end of the previous calendar year.

                                   ARTICLE 13

                                 ADMINISTRATION

     The Plan is intended to be self-effectuating and does not require the exercise of discretion by the Company. However, to the extent necessary, the Board of Directors shall act as the Plan administrator for purposes of resolving any ambiguities, claims or disputes arising with respect to the Plan or any deferrals under the Plan. As such the Board is authorized to make any rulings and determinations that it deems to be appropriate and consistent with the terms and intent of the Plan and all such rulings and determinations shall be final and binding upon all parties for all purposes. Any member of the Board making a claim or request to the Board with respect to his or her rights or interests under the Plan shall recuse himself or herself from the Board's determination with respect to such claim or request. Notwithstanding anything to the contrary in the Plan, the Board shall not have any authority to take any action under the Plan where such action would affect the Company's ability to account for any business combination as a "pooling of interests."

                                   ARTICLE 14

                           AMENDMENT AND TERMINATION

     The Plan may, at any time, be amended, modified or terminated by the Board of Directors. No amendment, modification or termination shall, without the consent of a Non-Employee Director, adversely affect such Non-Employee Director's rights with respect to amounts accrued in his or her deferral account. Notwithstanding the foregoing or anything else to the contrary contained in the Plan, as a consequence of any such amendment, modification or termination, the Board may provide in its sole discretion that the account of any Non-Employee Director may be paid on an accelerated basis without regard to the tax affect that it may have for the Non-Employee Director or his beneficiaries or estate.

                                   ARTICLE 15

                                    NOTICES

     All notices to the Company hereunder shall be delivered to the attention of the Secretary of the Company.

PROXY

                            ARROW ELECTRONICS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 1997

        The undersigned herby appoints Stephen P. Kaufman, Robert E. Klatell, and John C. Waddell, and any one or more of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ARROW ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 14, 1997, at 11:00 A.M., New York City time, at the offices of The Chase Manhattan Corporation, 270 Park Avenue, New York, New York, or any adjournments thereof, as set forth on the reverse hereof:

           PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

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
                       Please mark your votes as indicated in this example. [X]

                                                    FOR            WITHHOLD
                                               All Nominees    For All Nominees
1.  Authority to vote FOR the election of           [ ]               [ ]
    directors in accordance with the
    accompanying Proxy Statement.

    NOMINEES:
    Daniel W. Duval       Gaynor N. Kelley      Richard S. Rosenbloom
    Carlo Giersch         Roger King            Robert S. Throop
    Stephen P. Kaufman    Robert E. Klatell     John C. Waddell
                          Karen Gordon Mills

    (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

    ____________________________________________________________________________

MANAGEMENT RECOMMENDS A VOTE FOR
                                                           FOR  AGAINST  ABSTAIN
2.  Authority to vote FOR the adoption of a proposed       [ ]    [ ]      [ ]
    amendment to the Arrow Stock Option Plan increasing the number of shares authorized to be issued pursuant to options awarded thereunder from 6,000,000 shares to 10,500,000 shares, extending the term of the plan, and making certain other modifications to the plan.

3.  Authority to vote FOR the adoption of a proposed       [ ]    [ ]      [ ]
    amendment to the Arrow Restricted Stock Plan increasing the number of shares authorized to be awarded thereunder from 1,480,000 shares to 1,980,000 shares, extending the term of the plan, and making certain other modifications to the plan.

4.  Authority to vote FOR the adoption of the proposed     [ ]    [ ]      [ ]
    Non-Employee Directors Stock Option Plan.

5.  Authority to vote FOR the adoption of the proposed     [ ]    [ ]      [ ]
    Non-Employee Directors Deferral Plan.

6.  Ratification of the appointment of Ernst & Young as    [ ]    [ ]      [ ]
    independent auditors of the books and accounts of Arrow for the fiscal year ending December 31, 1997.

7. In accordance with their discretion upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS BEING SOLICITED BY THE MANAGEMENT AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS DESCRIBED IN ITEMS 2, 3, 4, 5, AND 6 ABOVE.

Signature(s) _____________________________________________ Date _______________
Please sign exactly as name appears above. When signing as attorney, administrator, executor, guardian or trustee, please add your full title as such. If shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.
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